                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                  FORM 8-K/A

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): March 31, 1999


                              AEI RESOURCES, INC.
              (Exact name of registrant as specified in charter)

                                   333-72327
         Delaware                  333-72355                 61-13155723
     (State or other       (Commission File Number)         (IRS Employer
     jurisdiction of                                     Identification No.)
      incorporation)


    1500 Big Run Road
    Ashland, Kentucky                                                41102
    (Address of principal executive offices)                    (Zip Code)

      Registrant's telephone number, including area code: (606) 928-3433

                                      N/A
                        (Former name or former address
                        if changed since last report.)
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                   INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.   Other Events

     AEI Resources, Inc. is filing this report in connection with its obligations to file certain information with the Securities and Exchange Commission pursuant to Section 4.03 of both the Indenture for its 10-1/2% Senior Notes Due 2005 and the Indenture for its 11-1/2% Senior Subordinated Notes Due 2006. Currently, AEI Resources, Inc. is not subject to the periodic reporting requirements pursuant to Section 12 or Section 15(d) of the Securities Exchange Act of 1934.

      The annual financial information for the 1998 fiscal year that AEI Resources, Inc. would be required to file with the Commission on Form 10-K is attached as Exhibits 99.1-99.3 to this amendment.

Item 7.   Financial Statements, Pro Forma Financial Information

           and Exhibits.

               (a)  Financial statements of business acquired.

                 Not applicable.

               (b)  Pro Forma Financial Information.

                 Not applicable.

               (c)  Exhibits.

                  Exhibit 99.1    Selected Financial Information
                  Exhibit 99.2 Management's Discussion and Analysis of Financial Conditions and Results of Operations
                  Exhibit 99.3    Financial Statements
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                                   SIGNATURE

            Pursuant to the requirements of the Securities Exchange
          Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               AEI RESOURCES, INC.

                                                    /s/ Vic Grubb
                                               By: Vic Grubb
                                                    Treasurer

                                               Date: April 15, 1999